UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

(Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934)

Date of Report (Date of earliest event reported) July 13, 2005

SOLECTRON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11098	94-2447045

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

847 Gibraltar Drive, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 957-8500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4

SECTION 1 – Registrant’s Business and Operations

ITEM 1.01 Entry into a Material Definitive Agreement

Executive Employment Agreements

On July 13, 2005, the following officers of Solectron entered into the form of Employment Agreement that had been previously approved by the Executive Compensation and Management Resources Committee of the Solectron Board of Directors (the “Committee”) at its January 2005 meeting: Doug Britt, Executive Vice President, Sales and Account Management; Todd DuChene, Senior Vice President, General Counsel and Secretary; Perry Hayes, Senior Vice President and Treasurer; and Warren Ligan, Senior Vice President and Chief Accounting Officer.

Each Employment Agreement provides for: (i) annual base salary, subject to review and adjustments; (ii) participation in an executive bonus plan, on terms and conditions determined by the Committee; (iii) options to purchase Solectron common stock at the Committee’s discretion; (iv) severance benefits if the Company terminates the executive without cause prior to a change of control or after 12 months following a change of control, including (1) continuing payments of then applicable salary and target bonus for the year of termination for a period of 12 months plus one additional month for every full year of employment (not to exceed 24 months) and (2) medical and other benefits coverage for the same 12-24 month period; and (v) severance benefits if, within 12 months following a change of control, the executive is terminated without cause or resigns for good reason, including (1) continuing payments for 18 months (24 months for Mr. Britt) of average base salary and average annual target bonus over the lesser of the 2 year period prior to such termination or executive’s actual term of employment, (2) 100% acceleration of all then outstanding options and shares of restricted stock, and (3) medical and other benefits coverage for 36 months.

A copy of the Employment Agreement for each of the above officers is filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4. The preceding disclosure is qualified in its entirety by reference to the Exhibits, which are incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit	Description
10.1	Employment Agreement dated July 13, 2005 between Solectron Corporation and Doug Britt.

10.2	Employment Agreement dated July 13, 2005 between Solectron Corporation and Todd DuChene.

10.3	Employment Agreement dated July 13, 2005 between Solectron Corporation and Perry Hayes.

10.4	Employment Agreement dated July 13, 2005 between Solectron Corporation and Warren Ligan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2005	Solectron Corporation

/s/ Warren Ligan Warren Ligan
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

Exhibit Index

10.1	Employment Agreement dated July 13, 2005 between Solectron Corporation and Doug Britt.

10.2	Employment Agreement dated July 13, 2005 between Solectron Corporation and Todd DuChene.

10.3	Employment Agreement dated July 13, 2005 between Solectron Corporation and Perry Hayes.

10.4	Employment Agreement dated July 13, 2005 between Solectron Corporation and Warren Ligan.